Earnings Call Presentation Q1 2015 May 7, 2015

Safe Harbor Language 1 This presentation contains certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Forward-looking statements, such as the statements regarding our expectations with respect to actions by the FCC, future increases in our revenue and profitability and other statements contained in this presentation regarding matters that are not historical facts, involve predictions. Any forward-looking statements made in this presentation are accurate as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and we undertake no obligation to update any such statements. Additional information on factors that could influence our financial results is included in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

# Financial Results Summary

## First Quarter 2015 Highlights

- Revenue, Net Loss and Adjusted EBITDA of $21.0 million, $129.7 million and $3.1 million, respectively vs. $20.5 million, $250.5 million and $3.8 million, respectively in prior year period
- Revenue growth largely driven by improved subscriber metrics across non-core regions – offset by USD appreciation since Q1 2014

*($ in millions except ARPU data)*

**INCOME STATEMENT SUMMARY**

| | Q1 2014 | Q2 2014 | Q3 2014 | Q4 2014 | 2014 | Q1 2015 |
|---|---|---|---|---|---|---|
| **Revenue:** | | | | | | |
| Service revenue | | | | | | |
| Duplex | $5.9 | $6.9 | $7.7 | $6.5 | $27.0 | $6.2 |
| SPOT | 7.0 | 7.0 | 7.5 | 7.5 | 29.1 | 7.5 |
| Simplex | 1.9 | 2.2 | 2.0 | 2.3 | 8.4 | 2.3 |
| IGO & Other | 1.5 | 1.7 | 1.3 | 0.9 | 5.4 | 1.1 |
| Total Service Revenue | $16.2 | $17.9 | $18.5 | $17.2 | $69.8 | $17.1 |
| Equipment sales revenue | $4.3 | $6.1 | $4.9 | $4.9 | $20.2 | $3.9 |
| Total revenue | **$20.5** | **$24.0** | **$23.4** | **$22.1** | **$90.1** | **$21.0** |
| Cost of services | $6.9 | $7.1 | $7.9 | $7.7 | $29.7 | $7.4 |
| Cost of subscriber equipment sales | 3.1 | 4.3 | 3.8 | 3.6 | 14.9 | 3.1 |
| Marketing, general, and administrative | 7.8 | 8.2 | 8.8 | 8.7 | 33.5 | 8.6 |
| Depreciation, amortization, and accretion | 23.3 | 22.0 | 21.0 | 19.8 | 86.1 | 19.0 |
| Reduction in the value of inventory / long-lived assets | 0.0 | 7.3 | 0.0 | 14.5 | 21.8 | 0.0 |
| Total operating expenses | $41.1 | $49.0 | $41.5 | $54.3 | $186.0 | $38.2 |
| Loss from operations | ($20.6) | ($25.0) | ($18.1) | ($32.2) | ($95.9) | ($17.2) |
| Loss on extinguishment of debt | (10.2) | (16.5) | (12.9) | (0.2) | (39.8) | (0.1) |
| Other income (expense) | (219.6) | (391.2) | 160.5 | 124.1 | (326.2) | (112.2) |
| Income tax benefit / (expense) | (0.2) | (1.0) | (0.1) | 0.4 | (0.9) | (0.2) |
| Net Income (loss) | **($250.5)** | **($433.7)** | **$129.4** | **$92.0** | **($462.9)** | **($129.7)** |
| **Adjusted EBITDA (1)** | **$3.8** | **$5.0** | **$4.8** | **$3.8** | **$17.4** | **$3.1** |
| **ARPU** | | | | | | |
| Duplex | $27.43 | $38.41 | $40.18 | $32.51 | $29.69 | $30.00 |
| Duplex Adjusted ARPU (2) | 33.73 | 38.41 | 40.18 | 32.51 | 36.03 | 30.00 |
| SPOT | 10.52 | 10.34 | 10.73 | 10.51 | 10.48 | 10.29 |
| Simplex | 2.58 | 2.88 | 2.46 | 2.74 | 2.69 | 2.65 |
| IGO / Wholesale | 2.32 | 2.56 | 1.83 | 1.93 | 2.16 | 1.92 |

(1) Adjusted to exclude non-cash compensation expense, reduction in the value of assets, foreign exchange (gains)/losses, R&D costs associated with the development of new products and certain other one-time charges. See reconciliation to GAAP Net Income (loss) on Annex A.

(2) Duplex ARPU for prior period adjusted for deactivation of approximately 26,000 suspended or non-paying subscribers in Q1 2014.

2

Globalstar

Second-Generation Ground Network Overview 3 Globalstar’s upgraded ground network will allow for improved voice and data transfer speeds as well the development of new products Key Vendors Scope of Work Benefit to Globalstar Ground Network ● Design, supply and implement the Radio Access Network (“RAN”) ground network ● Design second-generation interface chips for new handsets ● New chipsets will significantly lower the cost of Globalstar handsets and other devices ‒ Enables Globalstar to release affordable products with a small form factor ● Upgrades air interface to modern standards Core Network ● Develop, implement and maintain a ground interface, or core network, system ● Modern and standard telco core network for maximum flexibility ● Enables voice and data transfer rates of up to 256 kbps for uplink and downlink ● Allows additional product functionality and applications Initial Deliveries North American Installations Rest of the World Installations Complete 2015 2016 Second-Generation Rollout Schedule

Key Elements of Second-Generation Ground Network 4  Smaller data boards  Less expensive components – material reduction in pricing  Increased ease of integration into other devices / products  Voice and data capacity increase materially  Increased ability to service a large sub base with expanding data demands  Downlink throughput increased from 9.6 to up to 256 kbps  Enables new applications including web browsing  25x current speeds, 100x vs. competition  Expands coverage footprint  Increases service quality  Improves call completion rates Globalstar Second-Generation Ground Upgrades Increased Data Speeds Gateway Diversity Enables New Products Enhanced Capacity Second-Generation Ground

Satellite Product Evolution and New Products Existing / Legacy Product Line New Products: Second-Generation Simplex Duplex GSP 1600 GSP 1700 Commercial Sat-Fi Consumer Sat-Fi Satellite Transmitter Unit STX2 STX3 Dual Simplex SPOT SPOT Personal Tracker SPOT 2 SPOT 3  $100 product that turns any Wi-Fi enabled device into a satellite phone  Targets the mass market consumers  First-of-its-kind, two-way small bit data device  Provides command and control functionality Two-Way SPOT  Two-way data communication device targeted towards the mass consumer market  Tracking and two-way texting capabilities for emergency and off-the-grid communications 5

79% 21% 81% 19% 75% 25% 91% 9% Duplex Q1 2014 vs. Q1 2015 Performance 6 Duplex Subscriber Additions Growth Profile (1) (1) Growth rates shown above are for LTM Q1 2015 vs. LTM Q1 2014 (2) Concurrent with the deployment of Second-Generation ground infrastructure 7% 414% 65% Central & South America North America Europe 2016 Expansion Opportunities (2) Gross Subscriber Additions (1) Ending Subscribers LTM Q1 2014: 15.7K LTM Q1 2015: 20.1K Q1 2014: 58.6K Q1 2015: 69.7K North America Non-North America North America Non-North America

Globalstar Scenarios: TLPS Has No Negative Impact on Public Wi-Fi

Scenario 2: 4 APs with TLPS



TCP DL Data Throughput (Mbps)
60.0
50.0
40.0
30.0
20.0
10.0
0.0
44.2
43.1
44.3
45.2
45.2
45.3
48.1
49.5
50.3
48.8
50.7
Ch 1
Ch 6
Ch 11
Ch 14
Individual Ch.
Channels 1+6+11
Channels 1+6+11+14

Scenario 3: 4 APs without TLPS



TCP DL Data Throughput (Mbps)
60.0
50.0
40.0
30.0
20.0
10.0
0.0
44.0
45.3
45.0
42.7
43.4
19.2
48.8
49.7
50.6
46.5
21.2
Ch 1
Ch 6
Ch 11
Ch 6 (2nd AP)
Individual Ch.
Channels 1+6+11
Channels 1+2x6+11

Scenario 4: TLPS on Multiple APs



TCP DL Data Throughput (Mbps)
60.0
50.0
40.0
30.0
20.0
10.0
0.0
48.7
50.2
Ch 11
Individual Ch.
Channels 11+3x14

Channel 11 Summary: 3 Active Users



TCP DL Data Throughput (Mbps)
60
50
40
30
20
10
0
49.5
50.3
50.6
50.2
Ch 1 + Ch 6 + Ch 11
Ch 1 + Ch 6 + Ch 11 + Ch 14
Ch 1 + 2xCh 6 + Ch 11
Ch 11 + 3xCh 14

Source: TLPS Operations Demonstration available on www.globalstar.com/tlps

7

Globalstar

8 136.02 190.46 137.46 0 20 40 60 80 100 120 140 160 180 200 Ch 1 + Ch 6 + Ch 11 Ch 1 + Ch 6 + Ch 11 + Ch 14 Ch 1 + 2xCh 6 + Ch 11 TC P D L D ata Th rou gh pu t (M bp s) Globalstar’s TLPS Substantially Increases Overall Network Capacity 12 Users – APs on Channels 1, 6, and 11 12 Users – APs on Channels 1,6,11 and 14 12 Users – APs on Channels 1, 6, 6 and 11 ● Approximate 40% network capacity increase when TLPS is enabled (quiet RF environment) ● Additional AP on channel 6 did not increase network capacity WLAN Network Aggregated Capacity Comparison Summary 40% No Material Change Source: TLPS Operations Demonstration available on www.globalstar.com/tlps

9 Spectrogram of 2.4 GHz Band As shown below in the spectrogram from the March 2015 demonstration, there is an energy gulf between Channel 14 and Channel 11 Channel 1 Channel 6 Channel 11 Channel 14

FCC’s NPRM Regulatory Update 10 November 13, 2012 Globalstar Files Petition for Rulemaking November 30, 2012 FCC Placed Petition on Public Notice November 1, 2013 FCC Unanimously Votes For and Releases NPRM February 19, 2014 NPRM Publication in Federal Register May 5, 2014 Comment Due Date June 4, 2014 Reply Comment Due Date Coming Months Process Completion / TLPS Authority C o m p lete d March 10, 2015 Successful Completion of TLPS Demonstration at the FCC January 29, 2013 Comment Period for Petition Ended FCC’s NPRM Process Overview March 25, 2015 Completion of TLPS Characterization work at FCC Laboratory

$5.9 $6.2 $7.0 $7.5 $1.9 $2.3 $1.5 $1.1 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1 2014 Q1 2015 58.6 69.7 224.1 246.6 250.7 288.2 45.1 44.5 - 100.0 200.0 300.0 400.0 500.0 600.0 700.0 Q1 2014 Q1 2015 Service Revenue Highlights 11 Duplex SPOT Simplex IGO / Other ($ in millions) (in thousands) $16.2 $17.1 578.5 648.9 Service Revenue Profile Subscriber Profile 5% 12%  EOP subscribers for Duplex, SPOT and Simplex grew 19%, 10% and 15%, respectively over Q1 2014 – higher subs are a leading indicator of higher service revenue in forward periods  Despite significant FX headwinds, service revenue for Duplex, SPOT and Simplex improved 5%, 7% and 23% respectively over prior year period Key Highlights

Equipment Revenue Highlights 12 Duplex SPOT Simplex IGO / Other  Units sold improved 24% over Q1 2014; Duplex, SPOT and Simplex hardware sales increased 39%, 9% and 47%, respectively over the prior year period  Equipment revenue decreased 9% year-over-year largely due to the success of the SPOT rebate program and a change in Simplex product mix sold in Q1 2015 vs. Q1 2014 Key Highlights $1.4 $1.5 $1.4 $1.1 $1.2 $1.2 $0.3 $0.2 $0.0 $2.0 $4.0 Q1 2014 Q1 2015 $3.9 ($ in millions) $4.3 Equipment Revenue Profile (9%) 2.8 3.9 13.4 14.7 10.7 15.7 1.7 1.2 - 5.0 10.0 15.0 20.0 25.0 30.0 35.0 Q1 2014 Q1 2015 (in thousands) 35.5 28.6 Units Sold 24%

Liquidity Review and Balance Sheet Highlights $38.9 $40.9 $45.5 $47.5 $48.2 $51.7 $42.5 $47.4 $53.5 $60.4 $68.2 $70.2 $70.9 $71.8 $71.8 $71.8 $47.0 $22.8 $22.6 $16.3 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2010 2011 2012 2013 2014 Q1 2015 Apr-15 2011 5% Notes 2009 8% Notes Subordinated Loan 2013 8% Notes Subordinated Debt Principal Balances Liquidity and Capital Sources Review as of March 31, 2015 (1) $159.8 $205.7 $214.5 $159.0 Cash & Cash Eq. Terrapin Equity Line Debt Service Reserve Account Total Liquidity Unrestricted Liquidity $13.7 $14.0 $37.9 $65.6 $27.7 ($ in millions) (1) For the purposes of this schedule, excludes cash flow from operations (2) Excludes the principal amount of the 2013 8% Notes submitted for conversion in April 2015 13 $91.0 $92.8 $87.2 (2)

Key Value Drivers 14  Diverse product and service offerings across consumer, commercial and government markets  New product offerings – consumer Sat-Fi and dual simplex to improve company market share  Operational focus materially expanded to include new territories such as Central & South America and Southern Africa  Second-Generation upgrades materially improve data speeds and applications  Significant reduction in product BOM – ability to develop low-cost products for the mass consumer  Materially improves call quality with built-in redundancies  1.6 GHz and 2.4 GHz U.S. license  Expecting 2.4 GHz authority in coming months  Unique globally harmonized position  Opportunity to deploy terrestrial services including TLPS after U.S. approval – leverages worldwide 802.11 standards Core MSS Operations Second-Generation Upgrades Spectrum

Annex A – Reconciliation of Adjusted EBITDA 15 ($ in millions) Q1 2014 Q2 2014 Q3 2014 Q4 2014 2014 Q1 2015 Net Income (loss) ($250.5) ($433.7) $129.4 $92.0 ($462.9) ($129.7) Interest income and expense, net 10.9 13.9 9.1 9.4 43.2 8.5 Derivative (gain) loss 209.4 376.3 (167.0) (132.6) 286.1 107.9 Income tax expense (benefit) 0.2 1.0 0.1 (0.4) 0.9 0.2 Depreciation, amortization, and accretion 23.3 22.0 21.0 19.8 86.1 19.0 EBITDA ($6.7) ($20.6) ($7.4) ($11.8) ($46.6) $5.9 Reduction in the value of long-lived assets & inventory $0.0 $7.3 $0.0 $14.5 $21.8 $0.0 Non-cash compensation 0.8 0.6 1.3 1.2 3.9 1.0 Research and development 0.1 0.1 0.1 0.2 0.5 0.3 Foreign exchange and other (income) loss (0.7) 1.1 (2.6) (0.8) (3.0) (4.1) (Gain) Loss on extinguishment of debt 10.2 16.5 12.9 0.2 39.8 0.1 Non-cash adjustment related to international operations - - - 0.4 0.4 - Write off of deferred financing costs 0.2 - - - 0.2 - Brazil litigation expense accrual - - 0.4 - 0.4 - Adjusted EBITDA $3.8 $5.0 $4.8 $3.8 $17.4 $3.1